UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 7, 2005

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01             Financial Statements and Exhibits.

On September 13, 2005, SkyWest, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the acquisition of Atlantic Southeast Airlines, Inc. (“ASA”) and the entry by the Company’s wholly-owned subsidiaries, SkyWest Airlines, Inc. (“SkyWest Airlines”) and Atlantic Southeast Airlines, Inc. (“ASA”) into Delta Connection Agreements with Delta Air Lines, Inc. (“Delta”).  The Initial 8-K is incorporated herein by reference.  On November 14, 2005, the Company filed Amendment No. 1 to Current Report on Form 8-K (the “First Amendment”) to report the financial statements and unaudited pro forma financial information required by Form 8-K.  As reported in the Initial 8-K, effective September 8, 2005, SkyWest Airlines and Delta entered into an Amended and Restated Delta Connection Agreement, and ASA and Delta entered into a Second Amended and Restated Delta Connection Agreement (collectively, the “Delta Connection Agreements”), pursuant to which SkyWest Airlines and ASA provide regional airline service in the Delta flight system.  Copies of the Delta Connection Agreements were attached to the Initial 8-K as Exhibit 1.1, with respect to SkyWest Airlines, and Exhibit 1.2, with respect to ASA.  The Company is filing this Amendment No. 2 to Current Report on Form 8-K to file the Delta Connection Agreements with revisions to the redacted portions of these agreements.  The Delta Connection Agreements themselves have not been modified.  The revised, redacted versions of the Delta Connection Agreements are attached hereto, and incorporated herein by this reference, as revised Exhibit 1.1, with respect to SkyWest Airlines, and revised Exhibit 1.2, with respect to ASA, and the previously filed versions of the Delta Connection Agreements with the Initial 8-K are hereby replaced in their entirety.

(c)           Exhibits.

Exhibit Number	Title of Document	Location

1.1

Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between SkyWest Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

		Filed herewith

1.2

Second Amended and Restated Delta Connection Agreement, dated as of September 8, 2005, by and between Atlantic Southeast Airlines, Inc. and Delta Air Lines, Inc. (Confidential treatment has been requested for this exhibit and the confidential portions have been filed with the Securities and Exchange Commission)

		Filed herewith

2.1	Stock Purchase Agreement, dated as of August 15, 2005, by and among SkyWest, Inc., Delta Air Lines, Inc., and ASA Holdings, Inc.	(1)

23.1	Consent of independent auditors	(2)

99.1	Press release dated September 8, 2005	(1)

99.2	Unaudited financial statements of Atlantic Southeast Airlines, Inc. for the six month periods ended June 30, 2005 and June 30, 2004.	(2)

99.3	Report of Deloitte & Touche LLP, independent auditors, and the financial statements of Atlantic Southeast Airlines, Inc. as of December 31, 2004 and 2003 and for the fiscal years ended December 31, 2004, 2003 and 2002.	(2)

99.4	Unaudited Pro Forma Condensed Combined Statements of Income of SkyWest, Inc. for the nine months ended September 30, 2005 and the fiscal year ended December 31, 2004.	(2)

(1) Previously filed with the Initial 8-K. (2) Previously filed with the First Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: February 20, 2006	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer